UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-00005

LORD ABBETT AFFILIATED FUND, INC.

(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, NJ 07302
(Address of principal executive offices) (Zip code)

Brooke A. Fapohunda, Esq., Vice President & Assistant Secretary

90 Hudson Street, Jersey City, NJ 07302
(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 201-6984

Date of fiscal year end: 10/31

Date of reporting period: 10/31/2015

Item 1:	Report(s) to Shareholders.

2015 LORD ABBETT
ANNUAL REPORT

Lord Abbett
Affiliated Fund

For the fiscal year ended October 31, 2015

Table of Contents

1	A Letter to Shareholders

4	Investment Comparison

5	Information About Your Fund’s Expenses and Holdings Presented by Sector

8	Schedule of Investments

14	Statement of Assets and Liabilities

16	Statement of Operations

17	Statements of Changes in Net Assets

18	Financial Highlights

22	Notes to Financial Statements

32	Report of Independent Registered Public Accounting Firm

33	Supplemental Information to Shareholders

Lord Abbett Affiliated Fund
Annual Report

For the fiscal year ended October 31, 2015

Daria L. Foster, Director, President and Chief Executive Officer of the Lord Abbett Funds and E. Thayer Bigelow, Independent Chairman of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Fund for the fiscal year ended October 31, 2015. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and more timely information about the Fund, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on each Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster
Director, President and Chief Executive Officer

For the fiscal year ended October 31, 2015, the Fund returned 1.26%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the Russell 1000® Value Index,1 which returned 0.53% over the same period.

Domestic equity markets advanced over the past year, with the S&P 500® Index2 rising 5.20% during the trailing 12-month period. Despite this general move upward, there were several periods of short-term volatility, most notably in January 2015, when the S&P 500 declined 3.1%, and in August 2015, when the index dropped 6.3%, its greatest monthly loss in more than three years. One of the prevailing market themes during the trailing 12-month period was a continued weakness in energy prices, with oil in particular plunging 60% from June 2014 to a six-year low in March 2015. In addition, while the U.S. real gross domestic product (GDP) initially was reported to have contracted by 0.2% in the first quarter of 2015, that figure later was revised up to a modest 0.6% expansion. Real GDP increased by 3.9% in the second quarter of 2015, while the advanced estimate from the Bureau of Economic

Analysis indicated that real GDP increased 1.5% in the third quarter of 2015.

Strong stock selection and an underweight to the energy sector were the primary contributors to the Fund’s performance, relative to its benchmark, during the period. Within the energy sector, an overweight position in Valero Energy Corp., a diversified energy company, contributed to relative performance. Higher refining profitability, and management’s continued commitment to share buybacks and dividend distributions, could support share prices over the long-term. Also contributing to performance was an underweight position in Exxon Mobil Corp., an energy exploration and production company. Shares of Exxon Mobil declined, likely due to a “lower for longer” oil price scenario.

Strong stock selection and an overweight to the information technology sector also contributed to performance, relative to the Fund’s benchmark. Contributing to performance was Avago Technologies Ltd., a semiconductor manufacturer. During the period, Avago generated above-industry revenue growth through its wireless and wireline businesses and acquisitions during the period. An overweight position to Cisco Systems, Inc., a communication and networking company, was another contributor to performance. Cisco’s recent partnership with Ericsson Telefon, a Swedish telecommunications company, could increase Cisco’s global footprint by providing access to service providers in countries where its presence had previously been minimal.

Stock selection within the industrials sector detracted from relative performance over the trailing 12 months. Within industrials, the largest detractor was Union Pacific Corp., a railroad and freight transportation company. Freight revenues were affected during the second quarter of the year by a slowdown in coal traffic. An underweight to General Electric Co., a diversified infrastructure and financial services company, also detracted from performance. GE’s share price advanced after the activist asset management firm Trian Partners revealed in early October that its Trian Fund held approximately $2.5 billion of GE’s stock, possibly indicating Trian’s support of GE’s current management team.

Also detracting during the period was the Fund’s stock selection in the materials sector. Within materials, an overweight position in Freeport-McMoRan, Inc., a natural resource company, detracted from relative performance. The decline in copper and oil prices, combined with slowing global economic growth, particularly in China, adversely affected Freeport’s revenue during the period. Similarly, an overweight allocation to Huntsman Corp., a chemical manufacturer, hurt Fund performance. During the period, Huntsman faced pressure from falling oil prices and slowing growth in China.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1  The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

2  The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The Fund offers several classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Fund’s prospectus.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of October 31, 2015. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its positions in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares to the same investment in the Russell 1000® Value Index and the Lipper Equity Income Funds Average, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended October 31, 2015

	1 Year	5 Years	10 Years	Life of Class
Class A4	-4.58%	9.91%	4.79%	–
Class B5	-4.24%	10.19%	4.86%	–
Class C6	-0.39%	10.48%	4.70%	–
Class F7	1.42%	11.46%	–	3.37%
Class I8	1.51%	11.57%	5.75%	–
Class P8	1.31%	11.23%	5.35%	–
Class R2[7]	0.99%	10.91%	–	2.86%
Class R3[7]	1.09%	11.04%	–	2.98%
Class R4[9]	–	–	–	-0.95%	*
Class R5[9]	–	–	–	-0.88%	*
Class R6[9]	–	–	–	-0.82%	*

1  Reflects the deduction of the maximum initial sales charge of 5.75%.

2  Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3  Source: Lipper Inc. The performance of the average is not necessarily representative of the Fund’s performance.

4  Total return, which is the percent change in net asset value, after deduction of the maximum sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2015, is calculated using the SEC-required uniform method to compute such return.

5  Performance reflects the deduction of a CDSC of 5% for 1 year, 2% for 5 years, and 0% for 10 years. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

6  The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

7  Commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

8  Performance is at net asset value.

9  Commenced operations and performance for the classes began on June 30, 2015. Performance is at net asset value.

*  Because shares have existed for less than one year, average annual returns are not provided.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 through October 31, 2015).

Actual Expenses

For each class of the Fund, the first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 5/1/15 – 10/31/15” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of the Fund, the second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period†
			5/1/15 –
	5/1/15	10/31/15	10/31/15
Class A
Actual	$1,000.00	$971.20	$3.68
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.48	$3.77
Class B
Actual	$1,000.00	$967.20	$7.44
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.64	$7.63
Class C
Actual	$1,000.00	$967.40	$7.39
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.69	$7.58
Class F
Actual	$1,000.00	$972.00	$2.98
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.18	$3.06
Class I
Actual	$1,000.00	$972.60	$2.49
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.68	$2.55
Class P
Actual	$1,000.00	$971.10	$3.73
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.42	$3.82
Class R2
Actual	$1,000.00	$969.60	$5.41
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.71	$5.55
Class R3
Actual	$1,000.00	$970.00	$4.87
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.27	$4.99
Class R4
Actual	$1,000.00	$990.50	$2.41
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,014.42	$2.44
Class R5
Actual	$1,000.00	$991.20	$1.58
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.27	$1.60
Class R6
Actual	$1,000.00	$991.80	$1.28
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.57	$1.29

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.74% for Class A, 1.50% for Class B, 1.49% for Class C, 0.60% for Class F, 0.50% for Class I, 0.75% for Class P, 1.09% for Class R2, 0.98% for Class R3, 0.72% for Class R4, 0.47% for Class R5 and 0.38% for Class R6) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period for Classes A, B, C, F, I, P, R2 and R3) and multiplied by 123/365 (to reflect the period from June 30, 2015, commencement of operations, to October 31, 2015, for Classes R4, R5 and R6).

Portfolio Holdings Presented by Sector

October 31, 2015

Sector*	%**
Consumer Discretionary	8.07%
Consumer Staples	10.07%
Energy	11.30%
Financials	21.12%
Health Care	9.59%
Industrials	11.91%
Information Technology	14.86%
Materials	3.17%
Telecommunication Services	4.18%
Utilities	5.35%
Repurchase Agreement	0.38%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Schedule of Investments

October 31, 2015

Investments	Shares	Fair Value (000)
COMMON STOCKS 99.55%

Aerospace & Defense 5.13%
Boeing Co. (The)	520,000	$76,997
Honeywell International, Inc.	411,400	42,490
Lockheed Martin Corp.	276,500	60,783
Raytheon Co.	371,400	43,602
Rockwell Collins, Inc.	144,100	12,496
United Technologies Corp.	985,500	96,983
Total		333,351

Automobiles 3.18%
Ford Motor Co.	9,040,600	133,891
General Motors Co.	2,090,500	72,980
Total		206,871

Banks 7.62%
BB&T Corp.	1,369,149	50,864
Fifth Third Bancorp	4,941,770	94,141
JPMorgan Chase & Co.	3,436,742	220,811
M&T Bank Corp.	191,500	22,951
Wells Fargo & Co.	1,958,185	106,016
Total		494,783

Beverages 0.55%
Coca-Cola Co. (The)	455,100	19,273
PepsiCo, Inc.	162,100	16,565
Total		35,838

Biotechnology 0.52%
AbbVie, Inc.	567,100	33,771

Capital Markets 1.88%
Ameriprise Financial, Inc.	581,000	67,024
Invesco Ltd.	1,657,400	54,976
Total		122,000

Chemicals 1.12%
CF Industries Holdings, Inc.	942,700	47,861
Huntsman Corp.	1,872,207	24,657
Total		72,518
Investments	Shares	Fair Value (000)
Commercial Services & Supplies 0.63%
KAR Auction Services, Inc.	299,000	$11,481
Pitney Bowes, Inc.	702,600	14,509
R.R. Donnelley & Sons Co.	876,400	14,785
Total		40,775

Communications Equipment 4.47%
Cisco Systems, Inc.	6,256,700	180,506
Harris Corp.	140,200	11,094
Juniper Networks, Inc.	1,193,700	37,470
Motorola Solutions, Inc.	460,100	32,193
QUALCOMM, Inc.	487,200	28,950
Total		290,213

Consumer Finance 0.31%
Navient Corp.	1,541,400	20,331

Containers & Packaging 0.47%
WestRock Co.	567,100	30,487

Diversified Telecommunication Services 4.17%
AT&T, Inc.	5,163,849	173,040
Verizon
Communications, Inc.	2,092,251	98,085
Total		271,125

Electric: Utilities 3.62%
Duke Energy Corp.	1,116,439	79,792
Edison International	149,700	9,060
Great Plains Energy, Inc.	300,000	8,250
PPL Corp.	232,800	8,008
Southern Co. (The)	1,645,900	74,230
Westar Energy, Inc.	468,900	18,616
Xcel Energy, Inc.	1,048,000	37,340
Total		235,296

Electrical Equipment 1.15%
Eaton Corp. plc	1,340,900	74,970

8	See Notes to Financial Statements.

Schedule of Investments (continued)

October 31, 2015

		Fair
		Value
Investments	Shares	(000)
Energy Equipment & Services 1.65%
Atwood Oceanics, Inc.	434,000	$7,183
National Oilwell Varco, Inc.	221,800	8,348
Schlumberger Ltd.	1,085,100	84,811
Tidewater, Inc.	575,200	7,104
Total		107,446

Food & Staples Retailing 1.80%
Wal-Mart Stores, Inc.	1,159,200	66,352
Walgreens Boots
Alliance, Inc.	594,800	50,368
Total		116,720

Food Products 2.52%
Archer-Daniels- Midland Co.	1,307,500	59,701
Bunge Ltd.	163,500	11,929
ConAgra Foods, Inc.	1,111,800	45,084
Ingredion, Inc.	115,700	10,998
Kraft Heinz Co. (The)	461,900	36,014
Total		163,726

Health Care Equipment & Supplies 0.58%
Medtronic plc (Ireland)(a)	505,500	37,367

Health Care Providers & Services 1.27%
Cardinal Health, Inc.	427,400	35,132
Quest Diagnostics, Inc.	194,500	13,216
UnitedHealth Group, Inc.	288,500	33,980
Total		82,328

Hotels, Restaurants & Leisure 0.43%
Darden Restaurants, Inc.	456,200	28,234

Household Durables 1.10%
Whirlpool Corp.	444,800	71,230

Household Products 1.48%
Procter & Gamble Co. (The)	1,260,500	96,277
		Fair
		Value
Investments	Shares	(000)
Independent Power and Renewable Electricity Producer 0.49%
AES Corp.	2,874,800	$31,479

Industrial Conglomerates 2.36%
General Electric Co.	5,292,500	153,059

Information Technology Services 2.68%
Fidelity National
Information Services, Inc.	342,700	24,990
International Business Machines Corp.	781,850	109,521
Western Union Co. (The)	1,322,700	25,462
Xerox Corp.	1,483,100	13,926
Total		173,899

Insurance 6.78%
ACE Ltd. (Switzerland)(a)	712,200	80,863
Allstate Corp. (The)	1,369,800	84,763
AmTrust Financial Services, Inc.	276,800	18,883
Everest Re Group Ltd.	161,900	28,813
Hartford Financial Services Group, Inc. (The)	289,000	13,369
Prudential Financial, Inc.	1,073,000	88,523
Reinsurance Group of America, Inc.	140,100	12,643
Travelers Cos., Inc. (The)	469,100	52,957
Validus Holdings Ltd.	221,900	9,830
XL Group plc (Ireland)(a)	1,311,800	49,953
Total		440,597

Machinery 1.05%
Cummins, Inc.	457,400	47,346
Deere & Co.	181,900	14,188
Stanley Black & Decker, Inc. 64,400		6,825
Total		68,359

Media 1.22%
Comcast Corp. Class A	1,269,750	79,512

See Notes to Financial Statements.	9

Schedule of Investments (continued)

October 31, 2015

		Fair
		Value
Investments	Shares	(000)
Metals & Mining 0.41%
Steel Dynamics, Inc.	1,435,600	$26,516

Multi-Line Retail 1.27%
Kohl’s Corp.	711,286	32,805
Target Corp.	647,500	49,974
Total		82,779

Multi-Utilities 1.24%
Ameren Corp.	238,500	10,418
SCANA Corp.	441,700	26,157
Sempra Energy	431,100	44,149
Total		80,724

Oil, Gas & Consumable Fuels 9.64%
Chevron Corp.	2,548,232	231,583
ConocoPhillips	1,660,900	88,609
Devon Energy Corp.	482,600	20,235
Exxon Mobil Corp.	340,900	28,206
Kinder Morgan, Inc.	2,199,800	60,165
Occidental Petroleum Corp.	702,884	52,393
PBF Energy, Inc. Class A	262,000	8,908
Spectra Energy Corp.	829,400	23,696
Valero Energy Corp.	1,707,750	112,575
Total		626,370

Paper & Forest Products 1.17%
International Paper Co.	1,782,100	76,078

Personal Products 0.44%
Herbalife Ltd.*	506,548	28,387

Pharmaceuticals 7.22%
Bristol-Myers Squibb Co.	288,400	19,020
Eli Lilly & Co.	1,419,800	115,813
Johnson & Johnson	1,031,400	104,202
Pfizer, Inc.	6,806,300	230,189
Total		469,224

Professional Services 0.46%
Nielsen Holdings plc	621,800	29,542
		Fair
		Value
Investments	Shares	(000)
Real Estate Investment Trusts 4.52%
Alexandria Real Estate
Equities, Inc.	230,000	$20,640
Annaly Capital
Management, Inc.	1,324,500	13,179
AvalonBay
Communities, Inc.	405,150	70,832
Duke Realty Corp.	851,700	17,630
Gaming and Leisure
Properties, Inc.	207,900	6,065
General Growth
Properties, Inc.	2,657,200	76,926
Prologis, Inc.	762,000	32,560
SL Green Realty Corp.	205,400	24,365
Starwood Property
Trust, Inc.	348,900	7,009
UDR, Inc.	211,800	7,299
Welltower, Inc.	259,200	16,814
Total		293,319

Road & Rail 0.99%
Union Pacific Corp.	716,100	63,984

Semiconductors & Semiconductor Equipment 4.04%
Cypress Semiconductor
Corp.*	2,906,600	30,635
Intel Corp.	6,850,500	231,958
Total		262,593

Software 1.13%
CA, Inc.	533,800	14,792
Microsoft Corp.	680,900	35,842
Symantec Corp.	1,111,100	22,889
Total		73,523

Specialty Retail 0.85%
GameStop Corp. Class A	1,057,400	48,714
Lowe’s Cos., Inc.	88,000	6,497
Total		55,211

10	See Notes to Financial Statements.

Schedule of Investments (continued)

October 31, 2015

		Fair
		Value
Investments	Shares	(000)
Technology Hardware, Storage & Peripherals 2.53%
Apple, Inc.	1,376,825	$164,531

Tobacco 3.27%
Altria Group, Inc.	1,995,149	120,646
Reynolds American, Inc.	1,901,900	91,900
Total		212,546

Trading Companies & Distributors 0.14%
Watsco, Inc.	72,400	8,907
Total Common Stocks (cost $6,221,942,995)		6,466,796
	Principal	Fair
	Amount	Value
Investments	(000)	(000)
SHORT-TERM INVESTMENT 0.38%

Repurchase Agreement
Repurchase Agreement dated 10/30/2015, Zero Coupon due 11/2/2015 with Fixed Income Clearing Corp. collateralized by $35,000 of U.S. Treasury Bond at 4.75% due 2/15/2041; $4,960,000 of U.S. Treasury Note at 2.00% due 2/15/2025 and $20,665,000 of U.S. Treasury Note at 2.25% due 11/15/2024; value: $25,480,194; proceeds: $24,975,920 (cost $24,975,920)	$24,976	$24,976
Total Investments in Securities 99.93% (cost $6,246,918,915)		6,491,772
Cash and Other Assets in Excess of Liabilities(b) 0.07%		4,516
Net Assets 100.00%		$6,496,288

*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.
(b)	Other Assets in Excess of Liabilities include net
unrealized appreciation on futures contracts as
follows:

See Notes to Financial Statements.	11

Schedule of Investments (concluded)

October 31, 2015

Open Futures Contracts at October 31, 2015:

Type	Expiration	Contracts	Position	Fair Value	Unrealized Appreciation
E- Mini S&P 500 Index	December 2015	275	Long	$28,513,375	$1,721,818

The following is a summary of the inputs used as of October 31, 2015 in valuing the Fund’s investments carried at fair value(1):

	Level 1	Level 2	Level 3	Total
Investment Type(2)(3)	(000)	(000)	(000)	(000)
Common Stocks	$6,466,796	$–	$–	$6,466,796
Repurchase Agreement	–	24,976	–	24,976
Total	$6,466,796	$24,976	$–	$6,491,772
Other Financial Instruments
Futures Contracts
Assets	$1,722	$–	$–	$1,722
Liabilities	–	–	–	–
Total	$1,722	$–	$–	$1,722

(1)	Refer to Note 2(i) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended October 31, 2015.

12	See Notes to Financial Statements.

This page is intentionally left blank.

Statement of Assets and Liabilities

October 31, 2015

ASSETS:
Investments in securities, at fair value (cost $6,246,918,915)	$6,491,772,376
Cash	4,270,862
Deposits with brokers for futures collateral	1,173,000
Receivables:
Dividends	12,120,792
Investment securities sold	2,995,829
Capital shares sold	1,721,725
Prepaid expenses and other assets	75,261
Total assets	6,514,129,845
LIABILITIES:
Payables:
12b-1 distribution plan	5,411,804
Capital shares reacquired	5,023,375
Directors’ fees	3,764,340
Management fee	1,710,315
Fund administration	217,284
Variation margin	117,923
To affiliates (See Note 3)	29,164
Accrued expenses	1,567,141
Total liabilities	17,841,346
NET ASSETS	$6,496,288,499
COMPOSITION OF NET ASSETS:
Paid-in capital	$5,792,026,549
Undistributed net investment income	4,019,641
Accumulated net realized gain on investments and futures contracts	453,667,030
Net unrealized appreciation on investments and futures contracts	246,575,279
Net Assets	$6,496,288,499

14	See Notes to Financial Statements.

Statement of Assets and Liabilities (concluded)

October 31, 2015

Net assets by class:
Class A Shares	$5,663,305,115
Class B Shares	$42,979,513
Class C Shares	$422,766,388
Class F Shares	$156,841,995
Class I Shares	$131,434,553
Class P Shares	$22,406,902
Class R2 Shares	$623,685
Class R3 Shares	$55,900,612
Class R4 Shares	$9,905
Class R5 Shares	$9,914
Class R6 Shares	$9,917
Outstanding shares by class:
Class A Shares (2.9 billion shares of common stock authorized, $.001 par value)	360,692,010
Class B Shares (300 million shares of common stock authorized, $.001 par value)	2,721,196
Class C Shares (300 million shares of common stock authorized, $.001 par value)	26,930,150
Class F Shares (300 million shares of common stock authorized, $.001 par value)	9,988,574
Class I Shares (300 million shares of common stock authorized, $.001 par value)	8,344,718
Class P Shares (200 million shares of common stock authorized, $.001 par value)	1,429,152
Class R2 Shares (300 million shares of common stock authorized, $.001 par value)	39,710
Class R3 Shares (300 million shares of common stock authorized, $.001 par value)	3,563,738
Class R4 Shares (300 million shares of common stock authorized, $.001 par value)	631
Class R5 Shares (300 million shares of common stock authorized, $.001 par value)	629.35
Class R6 Shares (300 million shares of common stock authorized, $.001 par value)	629.35
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$15.70
Class A Shares-Maximum offering price
(Net asset value plus sales charge of 5.75%)	$16.66
Class B Shares-Net asset value	$15.79
Class C Shares-Net asset value	$15.70
Class F Shares-Net asset value	$15.70
Class I Shares-Net asset value	$15.75
Class P Shares-Net asset value	$15.68
Class R2 Shares-Net asset value	$15.71
Class R3 Shares-Net asset value	$15.69
Class R4 Shares-Net asset value	$15.70
Class R5 Shares-Net asset value	$15.75
Class R6 Shares-Net asset value	$15.76

See Notes to Financial Statements.	15

Statement of Operations

For the Year Ended October 31, 2015

Investment income:
Dividends (net of foreign withholding taxes of $167,039)	$202,976,437
Total investment income	202,976,437
Expenses:
Management fee	21,514,661
12b-1 distribution plan-Class A	14,659,409
12b-1 distribution plan-Class B	568,356
12b-1 distribution plan-Class C	4,467,965
12b-1 distribution plan-Class F	159,001
12b-1 distribution plan-Class P	64,672
12b-1 distribution plan-Class R2	4,125
12b-1 distribution plan-Class R3	272,310
12b-1 distribution plan-Class R4	8
Shareholder servicing	7,444,355
Fund administration	2,741,955
Reports to shareholders	384,822
Subsidy (See Note 3)	246,566
Directors’ fees	238,970
Custody	182,961
Registration	160,044
Professional	94,585
Other	856,304
Gross expenses	54,061,069
Expense reductions (See Note 9)	(6,310)
Net expenses	54,054,759
Net investment income	148,921,678
Net realized and unrealized gain (loss):
Net realized gain on investments	465,255,166
Net realized loss on futures contracts	(170,635)
Net change in unrealized appreciation/depreciation on investments	(519,673,965)
Net change in unrealized appreciation/depreciation on futures contracts	1,273,397
Net realized and unrealized loss	(53,316,037)
Net Increase in Net Assets Resulting From Operations	$95,605,641

16	See Notes to Financial Statements.

Statements of Changes in Net Assets

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended October 31, 2015	For the Year Ended October 31, 2014
Operations:
Net investment income	$148,921,678	$156,462,715
Net realized gain on investments and futures contracts	465,084,531	871,945,055
Net change in unrealized appreciation/depreciation on investments and futures contracts	(518,400,568)	(91,963,580)
Net increase in net assets resulting from operations	95,605,641	936,444,190
Distributions to shareholders from:
Net investment income
Class A	(134,407,265)	(142,267,139)
Class B	(795,798)	(1,242,407)
Class C	(6,791,146)	(7,335,464)
Class F	(3,843,469)	(3,142,690)
Class I	(3,572,522)	(7,265,901)
Class P	(573,939)	(1,380,788)
Class R2	(11,034)	(13,444)
Class R3	(1,154,698)	(1,123,582)
Class R4	(58)	—
Class R5	(64)	—
Class R6	(64)	—
Net realized gain
Class A	(292,198,555)	—
Class B	(3,315,127)	—
Class C	(22,134,109)	—
Class F	(7,390,754)	—
Class I	(12,659,788)	—
Class P	(1,349,167)	—
Class R2	(34,817)	—
Class R3	(2,677,096)	—
Total distributions to shareholders	(492,909,470)	(163,771,415)
Capital share transactions (Net of share conversions) (See Note 13):
Net proceeds from sales of shares	310,630,952	650,663,406
Reinvestment of distributions	443,966,310	145,409,487
Cost of shares reacquired	(975,519,188)	(1,534,021,666)
Net decrease in net assets resulting from capital share transactions	(220,921,926)	(737,948,773)
Net increase (decrease) in net assets	(618,225,755)	34,724,002
NET ASSETS:
Beginning of year	$7,114,514,254	$7,079,790,252
End of year	$6,496,288,499	$7,114,514,254
Undistributed net investment income	$4,019,641	$6,196,559

See Notes to Financial Statements.	17

Financial Highlights

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
10/31/2015	$16.65	$0.36	$(0.15)	$0.21	$(0.36)	$(0.80)	$(1.16)
10/31/2014	14.94	0.36	1.72	2.08	(0.37)	–	(0.37)
10/31/2013	11.82	0.23	3.12	3.35	(0.23)	–	(0.23)
10/31/2012	10.55	0.18	1.27	1.45	(0.18)	–	(0.18)
10/31/2011	10.59	0.12	(0.04)	0.08	(0.12)	–	(0.12)
Class B
10/31/2015	16.73	0.24	(0.15)	0.09	(0.23)	(0.80)	(1.03)
10/31/2014	15.00	0.24	1.74	1.98	(0.25)	–	(0.25)
10/31/2013	11.87	0.14	3.12	3.26	(0.13)	–	(0.13)
10/31/2012	10.59	0.11	1.27	1.38	(0.10)	–	(0.10)
10/31/2011	10.61	0.05	(0.03)	0.02	(0.04)	–	(0.04)
Class C
10/31/2015	16.64	0.24	(0.14)	0.10	(0.24)	(0.80)	(1.04)
10/31/2014	14.94	0.24	1.71	1.95	(0.25)	–	(0.25)
10/31/2013	11.82	0.14	3.12	3.26	(0.14)	–	(0.14)
10/31/2012	10.55	0.11	1.26	1.37	(0.10)	–	(0.10)
10/31/2011	10.58	0.05	(0.03)	0.02	(0.05)	–	(0.05)
Class F
10/31/2015	16.65	0.38	(0.14)	0.24	(0.39)	(0.80)	(1.19)
10/31/2014	14.94	0.38	1.73	2.11	(0.40)	–	(0.40)
10/31/2013	11.83	0.26	3.11	3.37	(0.26)	–	(0.26)
10/31/2012	10.56	0.21	1.26	1.47	(0.20)	–	(0.20)
10/31/2011	10.59	0.15	(0.03)	0.12	(0.15)	–	(0.15)
Class I
10/31/2015	16.70	0.41	(0.16)	0.25	(0.40)	(0.80)	(1.20)
10/31/2014	14.99	0.39	1.73	2.12	(0.41)	–	(0.41)
10/31/2013	11.86	0.27	3.14	3.41	(0.28)	–	(0.28)
10/31/2012	10.59	0.22	1.26	1.48	(0.21)	–	(0.21)
10/31/2011	10.62	0.16	(0.03)	0.13	(0.16)	–	(0.16)
Class P
10/31/2015	16.62	0.36	(0.14)	0.22	(0.36)	(0.80)	(1.16)
10/31/2014	14.91	0.36	1.71	2.07	(0.36)	–	(0.36)
10/31/2013	11.80	0.23	3.11	3.34	(0.23)	–	(0.23)
10/31/2012	10.53	0.18	1.26	1.44	(0.17)	–	(0.17)
10/31/2011	10.57	0.12	(0.05)	0.07	(0.11)	–	(0.11)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for classes A, B and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

18	See Notes to Financial Statements.

		Ratios to average net assets:		Supplemental Data:
Net asset value, end of period	Total return(b) (%)	Total expenses (%)	Net invest- ment income (%)	Net assets end of period (000)	Portfolio turnover rate (%)
$15.70	1.26	0.74	2.22	$5,663,305	66.36
16.65	14.08	0.74	2.25	6,079,217	81.28
14.94	28.59	0.84	1.70	6,051,139	92.86
11.82	13.78	0.85	1.58	5,420,741	14.26
10.55	0.73	0.84	1.09	5,777,045	16.39
15.79	0.48	1.49	1.48	42,980	66.36
16.73	13.25	1.49	1.51	69,337	81.28
15.00	27.64	1.50	1.06	91,394	92.86
11.87	13.02	1.51	0.94	116,262	14.26
10.59	0.18	1.49	0.43	174,386	16.39
15.70	0.55	1.49	1.48	422,766	66.36
16.64	13.17	1.48	1.50	459,439	81.28
14.94	27.76	1.49	1.05	449,259	92.86
11.82	13.04	1.50	0.93	407,621	14.26
10.55	0.14	1.48	0.44	467,475	16.39
15.70	1.42	0.59	2.37	156,842	66.36
16.65	14.25	0.59	2.36	152,988	81.28
14.94	28.80	0.60	1.94	112,933	92.86
11.83	14.04	0.61	1.82	92,498	14.26
10.56	1.08	0.59	1.33	102,086	16.39
15.75	1.51	0.49	2.52	131,435	66.36
16.70	14.31	0.49	2.48	268,873	81.28
14.99	29.03	0.50	2.07	239,652	92.86
11.86	14.12	0.51	1.92	347,410	14.26
10.59	1.18	0.49	1.42	385,714	16.39
15.68	1.31	0.74	2.22	22,407	66.36
16.62	14.02	0.74	2.32	28,397	81.28
14.91	28.58	0.81	1.74	83,364	92.86
11.80	13.79	0.86	1.58	88,145	14.26
10.53	0.75	0.90	1.02	113,935	16.39

See Notes to Financial Statements.	19

Financial Highlights (concluded)

		Per Share Operating Performance:
					Distributions to
		Investment operations:			shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R2
10/31/2015	$16.61	$0.31	$(0.14)	$0.17	$(0.27)	$(0.80)	$(1.07)
10/31/2014	14.91	0.30	1.72	2.02	(0.32)	–	(0.32)
10/31/2013	11.80	0.19	3.12	3.31	(0.20)	–	(0.20)
10/31/2012	10.54	0.15	1.26	1.41	(0.15)	–	(0.15)
10/31/2011	10.58	0.09	(0.03)	0.06	(0.10)	–	(0.10)
Class R3
10/31/2015	16.63	0.32	(0.13)	0.19	(0.33)	(0.80)	(1.13)
10/31/2014	14.93	0.32	1.72	2.04	(0.34)	–	(0.34)
10/31/2013	11.81	0.21	3.12	3.33	(0.21)	–	(0.21)
10/31/2012	10.55	0.16	1.26	1.42	(0.16)	–	(0.16)
10/31/2011	10.58	0.11	(0.03)	0.08	(0.11)	–	(0.11)
Class R4
6/30/2015 to 10/31/2015(c)	15.95	0.12	(0.28)	(0.16)	(0.09)	–	(0.09)
Class R5
6/30/2015 to 10/31/2015(c)	16.00	0.13	(0.28)	(0.15)	(0.10)	–	(0.10)
Class R6
6/30/2015 to 10/31/2015(c)	16.00	0.14	(0.28)	(0.14)	(0.10)	–	(0.10)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for classes A, B and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commenced on June 30, 2015.
(d)	Not annualized.
(e)	Annualized.

20	See Notes to Financial Statements.

			Ratios to average net assets:				Supplemental Data:

Net asset value, end of period	Total return(b) (%)		Total expenses (%)		Net invest- ment income (%)		Net assets end of period (000)	Portfolio turnover rate (%)

$15.71	0.99		1.09		1.90		$624	66.36
16.61	13.65		1.09		1.88		718	81.28
14.91	28.23		1.10		1.43		593	92.86
11.80	13.43		1.11		1.33		529	14.26
10.54	0.50		1.09		0.83		709	16.39

15.69	1.09		0.98		1.99		55,901	66.36
16.63	13.75		0.98		2.00		55,545	81.28
14.93	28.43		0.99		1.55		51,455	92.86
11.81	13.54		1.00		1.42		46,473	14.26
10.55	0.69		0.98		0.94		40,021	16.39

15.70	(0.95	)(d)	0.72	(e)	2.25	(e)	10	66.36

15.75	(0.88	)(d)	0.47	(e)	2.50	(e)	10	66.36

15.76	(0.82	)(d)	0.38	(e)	2.59	(e)	10	66.36

See Notes to Financial Statements.	21

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Affiliated Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Fund was organized in 1934 and was reincorporated under Maryland law on November 26, 1975.

The Fund’s investment objective is long-term growth of capital and income without excessive fluctuations in market value.

The Fund has eleven classes of shares: Class A, B, C, F, I, P, R2, R3, R4, R5 and R6, each with different expenses and dividends. Classes R4, R5 and R6 shares commenced on June 30, 2015. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class B, C, F, I, P, R2, R3, R4, R5 and R6 shares, although there may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in the Fund’s prospectus); Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. Class B shares will automatically convert to Class A shares on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted. The Fund no longer issues Class B shares for purchase. The Fund’s Class P shares are closed to substantially all investors, with certain exceptions as set forth in the Fund’s prospectus.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Exchange traded options and futures contracts are valued at the last sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used.

Notes to Financial Statements (continued)

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and employs techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other income on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended October 31, 2012 through October 31, 2015. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, B, C, F, P, R2, R3 and R4 shares bear their class-specific share of all expenses and fees relating to the Fund’s 12b-1 Distribution Plan.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain on investments in the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

Notes to Financial Statements (continued)

(g)	Futures Contracts–The Fund may purchase and sell index futures contracts to manage cash, or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by the Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. The Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

(h)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(i)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

	•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

	•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

	•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments and other financial instruments as of October 31, 2015 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to Financial Statements (continued)

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Fund has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $200 million	.50%
Next $300 million	.40%
Next $200 million	.375%
Next $200 million	.35%
Over $900 million	.30%

For the fiscal year ended October 31, 2015, the effective management fee paid to Lord Abbett was at an annualized rate of .31% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

The Fund, along with certain other funds managed by Lord Abbett (collectively, the “Underlying Funds”), has entered into a Servicing Arrangement with certain “Fund of Funds” managed by Lord Abbett, pursuant to which each Underlying Fund pays a portion of the expenses (excluding management fees and distribution and service fees) of each Fund of Funds in proportion to the average daily value of the Underlying Fund shares owned by each Fund of Funds. Amounts paid pursuant to the Servicing Arrangement, if applicable, are included in Subsidy expense on the Fund’s Statement of Operations and Payable to affiliates on the Fund’s Statement of Assets and Liabilities.

As of October 31, 2015, the percentages of the Fund’s outstanding shares owned by Lord Abbett Diversified Equity Strategy Fund and Lord Abbett Multi-Asset Growth Fund were .84% and .64%, respectively.

12b-1 Distribution Plan

The Fund has adopted a distribution plan with respect to Class A, B, C, F, P, R2, R3 and R4 shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The following annual rates have been authorized by the Board pursuant to the plan:

Fees*	Class A		Class B	Class C	Class F	Class P	Class R2	Class R3	Class R4
Service	.25%	(1)	.25%	.25%	—	.25%	.25%	.25%	.25%
Distribution	–		.75%	.75%	.10%	.20%	.35%	.25%	–

*	The Fund may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. (“FINRA”) sales charge limitations.
(1)	Annual service fee on shares sold prior to June 1, 1990 is .15% of the average daily net assets attributable to Class A shares.

Class I, R5 and R6 shares do not have a distribution plan.

Notes to Financial Statements (continued)

Commissions

Distributor received the following commissions on sales of shares of the Fund, after concessions were paid to authorized dealers, for the fiscal year ended October 31, 2015:

Distributor	Dealers’
Commissions	Concessions
$572,210	$3,089,694

Distributor received CDSCs of $24,570 and $14,581 for Class A and Class C shares, respectively, for the fiscal year ended October 31, 2015.

A Director and certain of the Fund’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least quarterly. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

Subsequent to the Fund’s fiscal year ended October 31, 2015, short-term capital gain and long-term capital gain distributions of approximately $92,054,000 and $378,856,000, respectively, were declared by the Fund on November 19, 2015. The distribution was paid on November 24, 2015 to shareholders of record on November 23, 2015.

The tax character of distributions paid during the fiscal years ended October 31, 2015 and 2014 was as follows:

	Year Ended	Year Ended
	10/31/2015	10/31/2014
Distributions paid from:
Ordinary income	$151,150,057	$163,771,415
Net long-term capital gains	341,759,413	–
Total distributions paid	$492,909,470	$163,771,415

As of October 31, 2015, the components of accumulated gains on a tax-basis were as follows:

Undistributed ordinary income–net	$99,804,554
Undistributed long-term capital gains	378,841,178
Total undistributed earnings	478,645,732
Temporary differences	(3,764,340)
Unrealized gains–net	229,380,558
Total accumulated gains–net	$704,261,950

Notes to Financial Statements (continued)

As of October 31, 2015, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$6,262,391,818
Gross unrealized gain	595,487,998
Gross unrealized loss	(366,107,440)
Net unrealized security gain	$229,380,558

The difference between book-basis and tax-basis unrealized gains is attributable to the tax treatment of certain securities and wash sales.

Permanent items identified during the fiscal year ended October 31, 2015 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Undistributed Net	Accumulated
Investment Income	Net Realized Gain
$51,461	$(51,461)

The permanent differences are attributable to the tax treatment of certain securities.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended October 31, 2015 were as follows:

Purchases	Sales
$4,503,350,362	$5,059,072,831

There were no purchases or sales of U.S. Government securities for the fiscal year ended October 31, 2015.

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Fund entered into E-Mini S&P 500 Index futures contracts for the fiscal year ended October 31, 2015 (as described in note 2(g)) to manage cash. The Fund bears the risk that the underlying index will move unexpectedly, in which case the Fund may realize a loss. There is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

As of October 31, 2015, the Fund had futures contracts with unrealized appreciation of $1,721,818. Amounts of ($170,635) and $1,273,397 are included in the Statement of Operations related to futures contracts under the captions Net realized loss on futures contracts and Net change in unrealized appreciation/depreciation on futures contracts, respectively. The average number of futures contracts throughout the period was 285.

7.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosure to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the statement of assets and liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between the Fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single

Notes to Financial Statements (continued)

payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the statement of assets and liabilities across transactions between the Fund and the applicable counterparty:

		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Repurchase Agreement	$24,975,920	$–	$24,975,920
Total	$24,975,920	$–	$24,975,920

Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Fixed Income Clearing Corp.	$24,975,920	$–	$–	$(24,975,920)	$–
Total	$24,975,920	$–	$–	$(24,975,920)	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of October 31, 2015.

8.	DIRECTORS’ REMUNERATION

The Fund’s officers and a Director, who are associated with Lord Abbett, do not receive any compensation from the Fund for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

9.	EXPENSE REDUCTIONS

The Fund has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

10.	LINE OF CREDIT

Effective August 31, 2015, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into a syndicated line of credit facility with various lenders for $550 million (the “Facility”), whereas State Street Bank and Trust Company (“SSB”) participates as a lender and as agent for the lenders. The Facility is to be used for temporary or emergency purposes as an additional source of: liquidity to satisfy redemptions. The Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, or $350 million, based on past borrowings and likelihood of future borrowings. The Facility will continue through August 29, 2016.

Notes to Financial Statements (continued)

Prior to August 31, 2015, the Fund and certain other funds managed by Lord Abbett participated in a $500 million unsecured revolving credit facility with SSB (the “SSB Facility”).

During the fiscal year ended October 31, 2015, the Fund did not utilize the Facility or the SSB Facility.

11.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Fund’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

12.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value stocks and dividend paying companies. The value of an investment in the Fund will fluctuate in response to movements in the equity securities market in general and to the changing prospects of the individual companies in which the Fund invests. Large-cap value stocks may perform differently than the market as a whole and other types of stocks, such as small company stocks and growth stocks. Different types of stocks tend to shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. In addition, if the Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market. The performance of dividend paying companies may lag the performance of other companies or the broader market as a whole. There is no guarantee that companies that currently pay dividends will continue to do so. Due to its investments in multinational companies, foreign companies and ADRs, the Fund may experience increased market, liquidity, currency, political, information, and other risks.

The Fund is subject to the risks associated with derivatives, which may be different from and greater than the risks associated with investing directly in securities and other investments.

These factors can affect the Fund’s performance.

13.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

		Year Ended		Year Ended
	October 31, 2015		October 31, 2014
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	12,571,616	$202,180,056	9,877,597	$156,086,706
Converted from Class B*	1,031,888	16,635,300	1,159,703	18,392,818
Reinvestment of distributions	24,169,074	389,264,471	7,987,701	127,297,257
Shares reacquired	(42,237,712)	(680,202,078)	(58,865,984)	(930,030,864)
Decrease	(4,465,134)	$(72,122,251)	(39,840,983)	$(628,254,083)

Class B Shares
Shares sold	58,731	$948,784	74,125	$1,171,918
Reinvestment of distributions	241,320	3,922,793	74,178	1,184,381
Shares reacquired	(696,860)	(11,205,075)	(939,363)	(14,862,013)
Converted to Class A*	(1,027,071)	(16,635,300)	(1,155,136)	(18,392,818)
Decrease	(1,423,880)	$(22,968,798)	(1,946,196)	$(30,898,532)

Notes to Financial Statements (continued)

		Year Ended		Year Ended
	October 31, 2015		October 31, 2014
Class C Shares	Shares	Amount	Shares	Amount
Shares sold	2,248,626	$36,294,150	1,595,516	$25,091,657
Reinvestment of distributions	1,330,250	21,467,821	338,773	5,393,918
Shares reacquired	(4,254,449)	(68,341,690)	(4,405,785)	(69,814,933)
Decrease	(675,573)	$(10,579,719)	(2,471,496)	$(39,329,358)

Class F Shares
Shares sold	2,454,188	$39,700,914	3,921,523	$63,422,740
Reinvestment of distributions	558,385	8,981,727	149,812	2,392,201
Shares reacquired	(2,212,570)	(35,630,332)	(2,440,446)	(38,821,054)
Increase	800,003	$13,052,309	1,630,889	$26,993,887

Class I Shares
Shares sold	971,183	$15,804,012	24,460,119	$388,389,618
Reinvestment of distributions	898,958	14,575,204	415,796	6,640,656
Shares reacquired	(9,626,864)	(157,810,680)	(24,764,023)	(397,339,012)
Increase (decrease)	(7,756,723)	$(127,431,464)	111,892	$(2,308,738)

Class P Shares
Shares sold	121,009	$1,934,424	421,349	$6,529,231
Reinvestment of distributions	116,810	1,880,759	86,881	1,367,446
Shares reacquired	(516,816)	(8,291,214)	(4,390,076)	(70,502,891)
Decrease	(278,997)	$(4,476,031)	(3,881,846)	$(62,606,214)

Class R2 Shares
Shares sold	26,875	$421,289	6,481	$101,294
Reinvestment of distributions	2,619	42,366	766	12,200
Shares reacquired	(33,010)	(502,869)	(3,818)	(59,242)
Increase (decrease)	(3,516)	$(39,214)	3,429	$54,252

Class R3 Shares
Shares sold	834,811	$13,317,323	622,664	$9,870,242
Reinvestment of distributions	238,146	3,830,983	70,409	1,121,428
Shares reacquired	(848,593)	(13,535,250)	(800,371)	(12,591,657)
Increase (decrease)	224,364	$3,613,056	(107,298)	$(1,599,987)

Class R4 Shares(a)
Shares sold	627	$10,000	–	$–
Reinvestment of distributions	4	58	–	–
Increase	631	$10,058	–	$–

Class R5 Shares(a)
Shares sold	625	$10,000	–	$–
Reinvestment of distributions	4.35	64	–	–
Increase	629	$10,064	–	$–

Class R6 Shares(a)
Shares sold	625	$10,000	–	$–
Reinvestment of distributions	4.35	64	–	–
Increase	629	$10,064	–	$–
*	Automatic conversion of Class B shares occurs on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.
(a)	Shares commenced at the close of business on June 30, 2015.

Notes to Financial Statements (concluded)

14.	RECENT ACCOUNTING PRONOUNCEMENT

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning after December 15, 2014. The effective dates for interim periods vary for the requirements within this guidance. Management has evaluated the impact of adopting this guidance, and determined the impact will not be material to the Funds’ financial statement disclosures.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Lord Abbett Affiliated Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Lord Abbett Affiliated Fund, Inc. (the “Fund”), including the schedule of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Affiliated Fund, Inc. as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
December 21, 2015

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Director

Ms. Foster is affiliated with Lord Abbett and is an “interested person” of the Fund as defined in the Act. Ms. Foster is a director/trustee and officer of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 58 portfolios or series.

Current Position and
Name, Address and	Length of Service	Principal Occupation and Other Directorships
Year of Birth	with the Fund	During the Past Five Years

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett, joined Lord Abbett in 1990. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 58 portfolios or series.

Current Position and
Name, Address and	Length of Service	Principal Occupation and Other Directorships
Year of Birth	with the Fund	During the Past Five Years

E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994; Chairman since 2013	Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 – 2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009 – 2010).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 – 2009). Other Directorships: None.

Basic Information About Management (continued)

Current Position and
Name, Address and	Length of Service	Principal Occupation and Other Directorships
Year of Birth	with the Fund	During the Past Five Years

Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Director since 2014

Principal Occupation: Chief Executive Officer of Crane Co., an industrial products company (2001 – 2014).

Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999 – 2014).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 – 2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2000

Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012	Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009 – 2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978 – 2009); and Officer and Director of Trinsum Group, a holding company (2007 – 2009).

Other Directorships: Currently serves as director of Blyth, Inc., a home products company (since 2004).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006

Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998).

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Fund. All of the officers of the Fund also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and	Current Position	Length of Service	Principal Occupation
Year of Birth	with the Fund	of Current Position	During the Past Five Years

Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2007	Partner and Chief Investment Officer, joined Lord Abbett in 1997.

Walter H. Prahl (1958)	Executive Vice President	Elected in 2013	Partner and Director, joined Lord Abbett in 1997.

Frederick J. Ruvkun (1957)	Executive Vice President	Elected in 2013	Partner and Portfolio Manager, joined Lord Abbett in 2006.

John W. Ashbrook (1964)	Vice President and Assistant Secretary	Elected in 2014	Assistant General Counsel, joined Lord Abbett in 2008.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Financial and Operations Officer, joined Lord Abbett in 1999.

Brooke A. Fapohunda (1975)	Vice President and Assistant Secretary	Elected in 2014	Deputy General Counsel, joined Lord Abbett in 2006.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Partner and Deputy General Counsel, joined Lord Abbett in 2004.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

David J. Linsen (1974)	Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 2001.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly Managing Director and the Chief Compliance Officer at UBS Global Asset Management (2003 – 2013).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1996	Partner and Director, joined Lord Abbett in 1983.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Basic Information About Management (concluded)

Name and	Current Position	Length of Service	Principal Occupation
Year of Birth	with the Fund	of Current Position	During the Past Five Years

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888–522–2388 for a copy of the statement of additional information, which contains further information about the Fund’s Directors. It is available free upon request.

Householding

The Fund has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888–522–2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

80% of the ordinary income distributions paid by the Fund during fiscal year ended October 31, 2015 is qualified dividend income. For corporate shareholders, 78% of the Fund’s ordinary income distributions qualified for the dividends received deduction.

Of the distribution paid during the fiscal year ended October 31, 2015, $341,759,413 represents long-term capital gains.

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This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Affiliated Fund, Inc.	LAA-2 (12/15)

Item 2:	Code of Ethics.

(a)	In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended October 31, 2015 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)	See Item 12(a)(1) concerning the filing of the Code of Ethics.

Item 3:	Audit Committee Financial Expert.

The Registrant’s board of directors has determined that each of the following independent directors who are members of the audit committee is an audit committee financial expert: E. Thayer Bigelow and Robert B. Calhoun, Jr. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:	Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended October 31, 2015 and 2014 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2015	2014
Audit Fees {a}	$56,900	$55,600
Audit-Related Fees	- 0 -	- 0 -
Total audit and audit-related fees	56,900	55,600

Tax Fees {b}	7,878	8,139
All Other Fees	- 0 -	- 0 -

Total Fees	$64,778	$63,739

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Fees for the fiscal year ended October 31, 2015 and 2014 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and
•	any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended October 31, 2015 and 2014were:

	Fiscal year ended:
	2015	2014
All Other Fees {a}	$185,031	$185,734

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SOC-1 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended October 31, 2015 and 2014 were:

	Fiscal year ended:
	2015	2014
All Other Fees	$- 0 -	$- 0 -

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable.

Item 6:	Investments.

Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:	Controls and Procedures.

(a)	Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the Chief Executive Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Exhibits.

(a)(1)	The Lord Abbett Family of Funds Sarbanes Oxley Code of Ethics for the Principal Executive Officer and Senior Financial Officers is attached hereto as part of Ex-99. CODEETH.

(a)(2)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(b)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

lord abbett affiliated fund, inc.

By:	/s/ Daria L. Foster
Daria L. Foster
President and Chief Executive Officer

Date: December 21, 2015

By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: December 21, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Daria L. Foster
Daria L. Foster
President and Chief Executive Officer

Date: December 21, 2015

By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: December 21, 2015